UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2010

Exact Name of Registrant as Specified in its
Commission	Charter, State of Incorporation, Address of	IRS Employer
File Number	Principal Executive Offices and Telephone Number	Identification No.
1-11607	DTE Energy Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-3217752

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

DTE Energy Company (the “Company”) will be changing the recordkeeper for each of the savings plans listed below, (the “Savings Plans”) from Fidelity Investments to J.P. Morgan Retirement Plan Services effective November 9, 2010.

•	DTE Energy Company Savings and Stock Ownership Plan

•	DTE Energy Company Supplemental Savings Plan

•	DTE Energy Company Executive Deferred Compensation Plan

•	DTE Energy Company Executive Supplemental Retirement Plan

•	Detroit Edison Company Savings and Stock Ownership Plan for Employees Represented by Local 223 of the Utility Workers Union of America

•	Detroit Edison Company Savings and Stock Ownership Plan for Employees Represented by Local 17 of the International Brotherhood of Electrical Workers

•	MichCon Investment and Stock Ownership Plan

As a result of this change, Savings Plans participants and beneficiaries will be unable to direct or diversify investments in their individual accounts or to obtain a distribution from the Savings Plans for a period while the services are being transitioned. The blackout period for the Savings Plans will begin at 4 p.m. Eastern Time on November 2, 2010 and end during the week of November 14, 2010 (such period, the “Blackout Period”).

On September 22, 2010, the Company sent notice of the Blackout Period (the “Blackout Period Notice”) to the members of its Board of Directors and executive officers pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR of the Securities Exchange Act of 1934, informing them that they would be prohibited during the Blackout Period from purchasing and selling shares of the Company’s common stock (including derivative securities pertaining to such shares) that they acquire or have previously acquired in connection with their service or employment as a director or executive officer of the Company.

A copy of the Blackout Period Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference. During the Blackout Period and for a period of two years after the ending date of the Blackout Period, security holders or other interested persons may obtain, without charge, information about the actual beginning and ending dates of the Blackout Period and other information regarding the Blackout Period by contacting Lisa A. Muschong, Corporate Secretary, by telephone at (313) 235-8870 or in writing, at DTE Energy Company, One Energy Plaza, Detroit, MI 48226.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Important Notice to Directors and Officers Regarding Restrictions on Trading in DTE Energy Company Securities dated September 22, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2010

DTE ENERGY COMPANY
(Registrant)

/s/ Bruce D. Peterson
Bruce D. Peterson
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Important Notice to Directors and Officers Regarding Restrictions on Trading in DTE Energy Company Securities dated September 22, 2010.